ASSIGNMENT AND ASSUMPTION AGREEMENT


                             Dated January 13, 1999


                                       By

                                       and

                                      Among


                                  JOHN W. LOWE,

                       ESTATE OF JERRY F. WILSON, DECEASED,

                                       and

                              ROBERT LOWELL BURDICK
                              as tenants in common

                                       and

                          CAVALIER MANUFACTURING, INC.
                      (Cavalier Homes of Alabama Division)
                             a Delaware corporation

                                       and


                         CAVALIER REAL ESTATE CO., INC.
                             a Delaware corporation

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into this 13, day of January, 1999 by and among JOHN W. LOWE, ESTATE OF JERRY F. WILSON, Deceased, AND ROBERT LOWELL BURDICK, as tenants in common, as assignors (collectively the "Assignors"), CAVALIER MANUFACTURING, INC. (Cavalier Homes of Alabama Division), a Delaware corporation, formerly known as Cavalier Homes of Alabama, Inc. ("Cavalier Manufacturing") and CAVALIER REAL ESTATE CO., INC., a Delaware corporation, as assignee (the "Assignee").


                                    Recitals

         Pursuant to the Constitution and laws of the State of Alabama, The Industrial Development Board of the Town of Addison has heretofore issued revenue bonds to finance the acquisition and construction of an industrial project (the "Project") on and including the real property described on Exhibit A hereto and has heretofore leased the Project to the Assignors pursuant to Lease Agreement dated as of June 1, 1984, recorded in Volume 275 at Page 376 in the Office of the Judge of Probate of Winston County, Alabama (the "Lease Agreement").

         The Assignors have heretofore exercised the option to renew the term of the Lease Agreement pursuant to Section 9.2 of the Lease Agreement.

         The Assignors have heretofore subleased the Project to Cavalier Manufacturing pursuant to Commercial Sub-Lease dated July 30, 1996, as amended by Addendum to Commercial Sub-Lease dated March 31, 1997 (the "Sublease").

         The Assignors and Cavalier Manufacturing desire to terminate the Sublease for the purpose of transferring the interests of the Assignors in and to the Project and the Lease Agreement to the Assignee.

         The Assignors desire to assign and transfer, and the Assignee desires to acquire and assume, as provided herein, all right, title and interest of the Assignors in and to the Project and the Lease Agreement and the obligations of the Assignors with respect thereto.

                                    Agreement

         NOW THEREFORE, in consideration of the premises and of the payment of ten dollars ($10.00) and other good and valuable consideration by the Assignee to the Assignors, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual promises, covenants and undertakings contained herein, the Assignors and Cavalier Manufacturing and the Assignee hereby agree as follows:

         Section 1. Cavalier Manufacturing hereby (a) exercises the option set forth in paragraph 4(f) of the Sublease for the purchase price set forth in paragraph 4(a) of the Sublease, (b) waives and releases all rights and privileges of Cavalier Manufacturing set forth in paragraphs 4(c) and 4(d) of the Sublease, and (c) directs the assignment and conveyance by the Assignors of all right title and interest of the Assignors in and to the Project and the Lease Agreement to the Assignee.

         Section  2.  The  Assignors,   for  themselves  and  their   respective
successors and assigns, hereby assign, sell, transfer, set over and convey to the Assignee all of the rights, title and interests of the Assignors in and to

                  (1) the real property   and   personal  property  described on
         Exhibit A hereto, and

                  (2) the Project (as defined in the Lease Agreement), and

                  (3) the Lease Agreement, the leasehold interest created thereby, and all rights, privileges and options (including without limitation each of the options set forth in Article IX of the Lease Agreement), of the lessee set forth therein, and

                  (4) all rights as a named  insured under any policy   of title
         insurance  with respect to the Project.

         Section 3. The Assignee, for itself and its successors and assigns, hereby accepts the aforesaid transfer, sale, conveyance and assignment of said rights, title, interests, privileges and options to it in accordance with
Section 1 hereof and in consideration therefor hereby assumes and agrees to duly and punctually observe and perform all obligations, covenants, liabilities and restrictions as lessee under the Lease Agreement from and after the date hereof.

         Section 4. Each of the Assignors does hereby represent, warrant, covenant and agree that the execution and delivery of this Agreement and compliance with the provisions thereof will not conflict with, or constitute on the part of the Assignors a breach of or default under, any indenture, mortgage, deed of trust, agreement, contract or other document or instrument to which such Assignor is a party or by which such Assignor is bound or any existing law, rule, regulation, judgment, order or decree to which such Assignor is subject.

         Section 5. The Assignee agrees that from and after the date hereof the Assignors shall have no liability or obligation to or for the benefit of the Assignee for performance of the Lease Agreement or any provision thereof and the Assignee shall defend, indemnify and save harmless the Assignors from and against any and all claims, causes of action, judgments, damages, fines, penalties, and other losses, costs and expenses, including without limitation reasonable attorneys' fees and costs of investigation and litigation, asserted against or suffered by the Assignors and their respective successors and assigns, that are related to or arise out of, or result from, or are based upon, the observance or performance of any provision of the Lease Agreement, including without limitation the presence of any pollutants, contaminants, toxic or hazardous wastes, or other substances regulated by law or which might create a hazard to health and safety, which at any time from and after the date hereof are deposited or released on, under or included in the Project and any clean up or other remedial action with respect to any thereof, and the violation of any law, rule, regulation, order, ruling, notice or decree of any governmental authority relating to pollution or the protection of human health or the environment (specifically including any liabilities under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq.) or claims based upon state or common law theories such as trespass or nuisance. The provisions of this Section 5 shall remain in full force and effect until commencement of an action with respect to any such event or non-event or occurrence or non-occurrence shall be prohibited by law.

         Section 6. Cavalier Manufacturing agrees that from and after the date hereof the Assignors shall have no liability or obligation to or for the benefit of Cavalier Manufacturing for performance of the Sublease or any provision thereof and Cavalier Manufacturing shall defend, indemnify and save harmless the Assignors from and against any and all claims, causes of action, judgments, damages, fines, penalties, and other losses, costs and expenses, including without limitation reasonable attorneys' fees and costs of investigation and litigation, asserted against or suffered by the Assignors and their respective successors and assigns, that are related to or arise out of, or result from, or are based upon, the observance or performance of any provision of the Sublease, including without limitation the presence of any pollutants, contaminants, toxic or hazardous wastes, or other substances regulated by law or which might create a hazard to health and safety, which at any time from and after the date hereof are deposited or released on, under or included in the Project and any cleanup or other remedial action with respect to any thereof, and the violation of any law, rule, regulation, order, ruling, notice or decree of any governmental authority relating to pollution or the protection of human health or the environment (specifically including any liabilities under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq.) or claims based upon state or common law theories such as trespass or nuisance. The provisions of this Section 6 shall remain in full force and effect until commencement of an action with respect to any such event or non-event or occurrence or non-occurrence shall be prohibited by law.

         Section 7. The Assignee agrees that the Assignors make no warranty, either express or implied, or offer any assurances, that the Project will be adequate for the purposes or needs of the Assignee with respect thereto.

         Section 8. The Assignee has been provided with and has reviewed the Lease Agreement and consents and agrees to the terms thereof.

         Section 9. The Assignors and Cavalier Manufacturing hereby cancel, terminate and discharge the Sublease save and excepting any agreement or
obligation  of  Cavalier   Manufacturing  to  indemnify  the  Assignors,   which
agreements and obligations shall survive such termination and remain in full force and effect until commencement of an action based thereupon shall be prohibited by law, and Cavalier Manufacturing does hereby waive and release any and all claims against the Assignors for payment or performance of any obligation or agreement thereunder.

         Section 10. Cavalier Manufacturing and the Assignee each hereby represents and warrants that (a) the execution and delivery of this Agreement and compliance with the provisions hereof will not conflict with, or constitute on the part of such person a breach of or default under (i) its articles of incorporation or (ii) any indenture, mortgage, deed of trust, commitment, agreement or other instrument to which such person is a party or by which it is bound, or (iii) any existing law, rule, regulation, judgment, order or decree to which such person is subject, and (b) the operations of the Assignee (i) are consistent with and in furtherance of the purposes of the Enabling Law (as defined in the Lease Agreement) and (ii) will preserve the character of the Project as a "project" under the Enabling Law (as defined in the Lease Agreement).

         Section 11. The Assignors and Cavalier Manufacturing and the Assignee hereby covenant and agree each for the benefit of the other that (a) this Agreement has been delivered in, and shall be governed by and construed in accordance with the laws of, the State of Alabama; (b) all covenants, promises and agreements in this Agreement contained by or on behalf of the Assignors, or by or on behalf of Cavalier Manufacturing and the Assignee, shall bind and inure to the benefit of their respective successors, assigns, heirs, administrators and executors, as the case may be, whether or not so expressed; (c) this Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument; and (d) if any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or in any way impaired thereby.

         IN WITNESS WHEREOF, the Assignors have executed this Assignment and Assumption Agreement under seal and Cavalier Manufacturing and the Assignee have each caused this Assignment and Assumption Agreement to be executed in its name, under seal, and the same attested, by officers thereof duly authorized thereunto, and the Assignors and Cavalier Manufacturing and the Assignee have caused this Assignment and Assumption Agreement to be dated as of the date and year first above written.



                                    /S/ JOHN W LOWE                       (L.S.)
                                   ---------------------------------------------
                                   John W. Lowe

                                   /S/ ROBERT LOWELL BURDICK              (L.S.)
                                   ---------------------------------------------
                                   Robert Lowell Burdick


                                   Estate of Jerry F.  Wilson, Deceased


                                   By /S/ JUDITH H. WILSON                (L.S.)
                                     -------------------------------------------
                                     Judith H.  Wilson, Co-Executor


                                   By /S/ DAVID A. ROBERSON               (L.S.)
                                     -------------------------------------------
                                     David A.  Roberson, Co-Executor


                                   CAVALIER REAL ESTATE CO., INC.



                                   By  /S/ MICHAEL R. MURPHY
                                      ------------------------------------------
                                   Its  President
                                      ------------------------------------------
SEAL

Attest: /S/ MICHAEL R. MURPHY
        -------------------------------
        Its: Secretary
             -----------------------


                                   CAVALIER MANUFACTURING, INC.
                                   (Cavalier Homes of Alabama Division)



                                   By  /S/ JAMES C. CALDWELL
                                       -----------------------------
                                   Its President
                                       -----------------------------
SEAL

Attest: /S/ MICHAEL R. MURPHY
        --------------------------------
         Its: Secretary
              --------------------------

                               CONSENT AND RELEASE

         The Industrial Development Board of the Town of Addison does hereby represent, covenant and agree that (1) The Industrial Development Board of the Town of Addision has received a copy of the foregoing Assignment and Assumption Agreement, does hereby consent to the assignment of the leasehold interests of the Assignors (as defined in the said Assignment and Assumption Agreement) in and to the property and Lease Agreement referenced in said Assignment and Assumption Agreement to the Assignee (as defined in said Assignment and Assumption Agreement) and will deal with the Assignee, as lessee under the Lease Agreement, for all purposes of the Lease Agreement, (2) The Industrial Development Board of the Town of Addison does hereby release and discharge each of the Assignors from the observance and performance of all obligations of the lessee arising on and after the date hereof under the Lease Agreement and any other document executed in connection with the Lease Agreement, and (3) the Assignors have heretofore properly exercised the option to renew the term of the Lease Agreement pursuant to Section 9.2 thereof for a renewal term expiring on midnight of May 31, 2024 and the Lease Agreement is in full force and effect and the Board has not declared any default thereunder.

         IN WITNESS WHEREOF, The Industrial Development Board of the Town of Addison has caused this instrument to be executed in its name, under seal, and the same attested, by officers thereof duly authorized thereunto as of the date of the acknowledgement hereof.

                                   THE INDUSTRIAL DEVELOPMENT BOARD OF
                                   THE TOWN OF ADDISON



                                   By:  /S/ KENNETH SUDDERT
                                        -----------------------------
                                   Its: Chairman
                                        -----------------------------

S E A L


Attest: /S/ GARY HYATT
        ----------------------------
         Its: Secretary
              ----------------------



STATE OF ALABAMA  )
                  )
WINSTON COUNTY    )

         I, the  undersigned,  a Notary  Public  in and for said  County in said
State,  hereby  certify  that  John W Lowe,  an  individual,  is  signed  to the foregoing Assignment and Assumption Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of said Assignment and Assumption Agreement, he executed the same voluntarily.

         Given under my hand and seal this the 11th day of January, 1999.



                                   /S/ FRANCES WAKEFIELD
                                   --------------------------------
                                   Notary Public

NOTARIAL SEAL

My commission expires:   January 15, 2001
                       -------------------

STATE OF ALABAMA  )
                  )
WINSTON COUNTY    )

         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Robert Lowell Burdick, an individual, is signed to the foregoing Assignment and Assumption Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of said Assignment and Assumption Agreement, he executed the same voluntarily.

         Given under my hand and seal this the 12th day of January, 1999.



                                   /S/ FRANCES  WAKEFIELD
                                   -------------------------------
                                   Notary Public

NOTARIAL SEAL

My commission expires:      January 15, 2001
                        ------------------------


STATE OF ALABAMA  )
                  )
WINSTON COUNTY    )

         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Judith H. Wilson, whose name as Co-Executor of the Estate of Jerry F. Wilson, Deceased, is signed to the foregoing Assignment and Assumption Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of said Assignment and Assumption Agreement, (s)he executed the same voluntarily acting in such capacity as Co-Executor of the Estate of Jerry F. Wilson, Deceased.

         Given under my hand and seal this the 11th day of January, 1999.



                                   /S/ FRANCES WAKEFIELD
                                   --------------------------------
                                   Notary Public

NOTARIAL SEAL

My commission expires:      January 15, 2001
                        ------------------------

STATE OF ALABAMA  )
                  )
WINSTON COUNTY    )

         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that David A. Roberson, whose name as Co-Executor of the Estate of Jerry F. Wilson, Deceased, is signed to the foregoing Assignment and Assumption Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of said Assignment and Assumption Agreement, (s)he executed the same voluntarily acting in such capacity as Co-Executor of the Estate of Jerry F. Wilson, Deceased.

         Given under my hand and seal this the 13th day of January, 1999.



                                   /S/ SHIRLEY ANN BARNETT
                                   ---------------------------------
                                   Notary Public

NOTARIAL SEAL

My commission expires:       2-4-2001
                        ------------------



STATE OF ALABAMA  )
                  )
WINSTON COUNTY    )

         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Michael R. Murphy, whose name as President of Cavalier Real Estate Co., Inc., a Delaware corporation, is signed to the foregoing Assignment and Assumption Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of said Assignment and Assumption Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation acting as office of such limited corporation as aforesaid.

         Given under my hand and seal this the 13th day of January, 1999.



                                   /S/ SHIRLEY ANN BARNETT
                                   ---------------------------------
                                   Notary Public

NOTARIAL SEAL

My commission expires:     2-4-2001
                        ------------

STATE OF ALABAMA  )
                  )
WINSTON COUNTY    )

         I, the  undersigned,  a Notary  Public  in and for said  County in said
State, hereby certify that James C. Caldwell, whose name as President of Cavalier Manufacturing, Inc. (Cavalier Homes of Alabama Division), a Delaware corporation, is signed to the foregoing Assignment and Assumption Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of said Assignment and Assumption Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation acting as office of such limited corporation as aforesaid.

         Given under my hand and seal this the 13th day of January, 1999.



                                   /S/ LOU ANN MARCUM
                                   -----------------------------
                                    Notary Public

NOTARIAL SEAL

My commission expires:       7-13-99
                        ---------------

                                    Exhibit A

                                       to

                       Assignment and Assumption Agreement

                                  By and Among


                                  John W. Lowe,

                       Estate of Jerry F. Wilson, Deceased,

                                       and

                              Robert Lowell Burdick


                                       and


                          Cavalier Manufacturing, Inc.
                      (Cavalier Homes of Alabama Division)


                                       and


                         Cavalier Real Estate Co., Inc.


--------------------------------------------------------------------------------
         The descriptions of the real and personal property referenced herein appear on the following pages.